SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                              ------

                             FORM 8-K

                           CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                          Date of report
                 (Date of earliest event reported)
                           July 15, 1996


              GS Mortgage Securities Corporation II
                (as Seller under the Pooling and
         Servicing Agreement dated as of March 1, 1996,
        providing for the issuance of Commercial Mortgage
           Pass-Through Certificates, Series 1996-PL)


              GS Mortgage Securities Corporation II
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       (Exact Name of Registrant as Specified in Charter)



     Delaware               33-99774              22-3442024
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  (State or Other          (Commission          (IRS Employer
  Jurisdiction of          File Number)       Identification No.)



   85 Broad Street
  New York, New York                            10004
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 (Address of Principal                        (Zip Code)
  Executive Offices)


Registrant's telephone number
including area code             (212) 902-1000
                             --------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits.

          Attached as exhibits are the following monthly reports made available by State Street Bank and Trust Company, the Trustee, for the July 15, 1996 distribution date.


          Exhibit 1.     Trustee Payment Statement to
                         Certificateholders

          Exhibit 2.     Mortgage Loan Characteristics Reports

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         GS Mortgage Securities Corporation II
                         -------------------------------------
                         (Registrant)


                         By:  State Street Bank and Trust
                              Company as Trustee for
                              GS Mortgage Securities
                                Corporation  II




Date:  July 15, 1996     By: /s/ James H. Byrnes
                            ----------------------------------
                              Name:  James H. Byrnes
                              Title:  Assistant Vice President

                          EXHIBIT INDEX




The following exhibits are being filed herewith:


EXHIBIT NO.         DESCRIPTION

1.                  Trustee Payment Statement to
                    Certificateholders

2.                  Mortgage Loan Characteristics Reports